                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


        Date of report (Date of earliest event reported) August 12, 2004
                                                         ---------------


                                   ALTEON INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                    001-16043                 13-3304550
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 (State or Other Juris-         (Commission              (I.R.S. Employer
diction of Incorporation)       File Number)            Identification No.)


       6 Campus Drive, Parsippany, New Jersey                     07054
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       (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (201) 934-5000
                                                           --------------


--------------------------------------------------------------------------------
       (Former Name or Former Address, If Changed Since Last Report)
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 Item 5.    Other Events

On August 12, 2004, Alteon issued the following press release:

                                      ****

ALTEON ANNOUNCES RESIGNATION OF SENIOR VICE PRESIDENT ROBERT C. DEGROOF, PH.D.

PARSIPPANY, N.J., Aug. 12 /PRNewswire-FirstCall/ -- Alteon Inc. today announced the resignation of Robert C. deGroof, Ph.D., Senior Vice President of Scientific Affairs, effective September 9, 2004. Dr. deGroof joined Alteon in 1999 and has been responsible for overseeing the clinical development of Alteon's lead compound, alagebrium. He will continue his relationship with Alteon as a consultant.

"We thank Bob for his important contributions to Alteon as a member of the management team, and look forward to working with him in his new role as a clinical consultant. During Bob's tenure at Alteon, we have completed several important clinical trials of alagebrium and have recently launched more definitive Phase 2 studies," said Kenneth I. Moch, President and CEO. "In addition, Bob has helped put in place a team of senior professionals with deep clinical and regulatory experience who will continue to lead our efforts in the development of alagebrium."

About Alteon

Alteon is developing several new classes of drugs that reverse or slow down diseases of aging and complications of diabetes. These compounds have an impact on a fundamental pathological process caused by protein-glucose complexes called Advanced Glycation End-products (A.G.E.s). The formation and crosslinking of A.G.E.s lead to a loss of flexibility and function in body tissues, organs and vessels and have been shown to be a causative factor in many age-related diseases and diabetic complications. Alteon has created a library of novel classes of compounds targeting the A.G.E. Pathway. Alteon's lead compound alagebrium chloride (formerly ALT-711), the only A.G.E. Crosslink Breaker in advanced human testing, has demonstrated safety and efficacy in several Phase 2 trials and is actively being developed for systolic hypertension and heart failure. Ongoing clinical trials include SPECTRA (Systolic Pressure Efficacy and Safety Trial of Alagebrium) and PEDESTAL (Patients with Impaired Ejection Fraction and Diastolic Dysfunction: Efficacy and Safety Trial of ALagebrium). For more information on Alteon, visit the company's website at http://www.alteon.com.

Any statements contained in this press release that relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties including, but not limited to, those relating to technology and product development (including the possibility that early clinical trial results may not be predictive of results that will be obtained in large-scale testing or that any clinical trials will not demonstrate sufficient safety and efficacy to obtain requisite approvals or will not result in marketable products), regulatory approval processes, intellectual property rights and litigation, competitive products, ability to obtain financing, and other risks identified in Alteon's filings with the Securities and Exchange Commission. The information contained in this press release is accurate as of the date indicated. Actual results, events or performance may differ materially. Alteon undertakes no obligation to publicly release the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. SOURCE Alteon Inc. -0- 08/12/2004 /CONTACT: Susan M. Pietropaolo, Director, Corporate Communications & Investor Relations of Alteon Inc., +1-201-818-5537/ /Web site: http://www.alteonpharma.com / (ALT)

                                      ****
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Alteon Inc.


                                    By:  /s/ Kenneth I. Moch
                                         -------------------------------------
                                         Kenneth I. Moch
                                         President and Chief Executive Officer



Dated:  August 13, 2004